UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Parkway

San Antonio, Texas 78258

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Awards to Executive Officers

On May 30, 2019, the Board of Directors of the Company granted awards of restricted stock units (“RSUs”) and stock options (“Options”) to purchase shares of the Company’s Class A common stock (the “Class A Common Stock”) to its executive officers (collectively, the “Executive Officers”) in the following amounts:

•	Mr. Robert W. Pittman, Chairman and Chief Executive Officer, received 482,695 RSUs and 1,448,084 Options;

•	Mr. Richard J. Bressler, President, Chief Operating Officer and Chief Financial Officer, received 482,695 RSUs and 1,448,084 Options;

•	Mr. Steven J. Macri, Senior Vice President – Corporate Finance, received 52,500 RSUs and 97,500 Options;

•	Mr. Scott D. Hamilton, Senior Vice President, Chief Accounting Officer and Assistant Secretary, received 10,000 RSUs and 10,000 Options; and

•	Mr. Paul M. McNicol, Executive Vice President, General Counsel and Secretary, received 34,000 RSUs and 51,000 Options.

In connection with the grants, the Board of Directors approved a form of Restricted Stock Unit Award Agreement and a form of Non-Qualified Stock Option Award Agreement for executives to govern the awards. Each award is also subject to the terms and conditions set forth in the 2019 Incentive Equity Plan of iHeartMedia, Inc. (the “Plan”).

Under the applicable RSU Award Agreement and applicable Option Award Agreement (and in the case of Messrs. Pittman and Bressler, pursuant to their employment agreements, as amended) and subject to the Executive Officer’s continued full time employment through each applicable vesting date, (i) 20% of the RSUs or the Options, as applicable (the “Initial Tranche”), will vest on the earlier to occur of (A) 180 days after the pricing of an underwritten public offering of the Class A Common Stock and (B) two business days after the first day that the Class A Common Stock becomes listed on a nationally recognized securities exchange through a direct listing that does not occur in conjunction with an underwritten public offering, and (ii) an additional 20% of the RSUs or the Options, as applicable, will vest on each of the first four anniversaries of the date of grant.

Upon a “change of control” (as defined in the Plan), 100% of the awards will vest prior to the consummation of such “change of control.” If an Executive Officer’s employment is terminated by the Company without “cause” or by the Executive Officer for “good reason” (as such terms are defined in the Plan, and each such termination, a “Qualifying Termination”), the then-unvested portion of the awards will vest (i) 100% if the termination occurs on or before the anniversary of the grant date; (ii) 50% if the termination occurs after the first anniversary but on or before the second anniversary of the grant date; and (iii) 25% if the termination occurs after the second anniversary but on or before the third anniversary of the grant date; provided, that, if an Executive Officer undergoes a Qualifying Termination or is terminated due to death or disability, prior to the vesting of the Initial Tranche, the Initial Tranche will vest and become exercisable upon such termination.

The Options will expire six years after the grant date and have an exercise price of $19.00 per share.

Awards to Non-Employee Directors

On May 30, 2019, the Board of Directors of the Company also granted awards of RSUs to non-employee directors in the following amounts:

•

each of Ms. Kamakshi Sivaramakrishnan and Messrs. Gary Barber, Brad Gerstner, Sean Mahoney and James A. Rasulo received 23,684 RSUs representing annual upfront awards for each of 2019, 2020 and 2021 ($450,000 in the aggregate, divided by an assumed per share value of $19.00);

•

each of Messrs. Barber, Gerstner, Mahoney and Rasulo elected to receive 23,684 RSUs to in lieu of their $150,000 annual cash retainer for each of 2019, 2020 and 2021 ($450,000 in the aggregate, divided by an assumed per share value of $19.00); and

•

Ms. Sivaramakrishnan elected to receive 9,473 RSUs in lieu of 40% of her $150,000 annual cash retainer for each of 2019, 2020 and 2021 ($180,000 in the aggregate, divided by an assumed per share value of $19.00).

In addition, Messrs. Barber, Gerstner and Mahoney elected to receive 3,947 fully-vested shares of Class A Common Stock in lieu of $75,000 in cash as compensation in connection with the Company’s emergence from bankruptcy.

In connection with the grants, the Board of Directors approved a form of Non-Employee-Director Restricted Stock Unit Award Agreement. The awards are also subject to the terms and conditions set forth in the Plan.

Under the applicable RSU Award Agreement and subject to the director’s continued service on the board through each applicable vesting date, the RSU awards vest as follows: (i) the RSUs granted in lieu of the annual cash retainers will vest one-twelfth (1/12) on July 1, 2019, and one-twelfth (1/12) on the first day of each of the following eleven subsequent quarters; and (ii) the RSUs representing annual upfront awards for each of 2019, 2020 and 2021 will vest (a) one-third (1/3) on the earlier of the Company’s annual meeting of stockholders in 2020 or May 30, 2020, (b) one-third (1/3) on earlier of the date of the Company’s annual meeting of stockholders in 2021 or May 30, 2021 and (c) one-third (1/3) on the earlier of the date of the Company’s annual meeting of stockholders in 2022 or May 30, 2022. In each case, the RSU Award Agreement provides that the RSU awards will have 100% acceleration upon a “change of control.” If a director is removed from the board, or the Company fails to nominate a director for re-election to the board, in each case, for reasons other than for “cause,” or due to the director’s death or disability, the number of RSUs that would have otherwise vested on the next regularly scheduled vesting date will vest on a pro rata basis (as if the RSUs were subject to monthly vesting from the date of grant) through the date of termination of service as a director.

The foregoing descriptions of the awards, the Employee Restricted Stock Unit Award Agreements, the Employee Stock Option Award Agreements and the Non-Employee Director Restricted Stock Unit Award Agreements do not purport to be complete and are qualified in their entirety by reference to the complete text of the applicable agreement, which forms are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto. The foregoing descriptions are also qualified in their entirety by reference to the complete text of the Plan, which was filed as Exhibit 10.1 with the Company’s Registration Statement on Form S-8 on May 17, 2019.

Indemnification Agreements with Executive Officers

On May 31, 2019, Messrs. Macri, Hamilton and McNicol entered into indemnification agreements with the Company. The indemnification agreements provide these executive officers with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law. As disclosed in the Company’s Amendment No. 1 to Current Report on Form 8-K filed on May 7, 2019, Messrs. Pittman and Bressler previously entered into substantially the same form of agreement in their capacities as directors of the Company.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, which form is filed as Exhibit 10.5 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Employee Restricted Stock Unit Award Agreement (incorporated by reference to Exhibit 10.4 of iHeartMedia, Inc.’s Registration Statement on Form S-8 filed on May 17, 2019).

10.2	Form of Employee Non-Qualified Stock Option Award Agreement (incorporated by reference to Exhibit 10.5 of iHeartMedia, Inc.’s Registration Statement on Form S-8 filed on May 17, 2019).

10.3	Form of Non-Employee Director Restricted Stock Unit Award Agreement with respect to RSUs granted in lieu of annual cash compensation.

10.4	Form of Non-Employee Director Restricted Stock Unit Award Agreement with respect to RSUs granted as part of the director’s equity compensation.

10.5	Form of Indemnification Agreement between iHeartMedia, Inc. and its executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: June 5, 2019	By:	/s/ Paul McNicol
Paul McNicol
Executive Vice President, General Counsel and Corporate Secretary